UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934, as Amended

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Rule Sec.240.14a-12

RIOT BLOCKCHAIN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
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RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401
Castle Rock, CO 80104
(303) 794-2000

October 14, 2020

Dear Shareholders,

You are cordially invited to attend the 2020 Annual Meeting of Shareholders of Riot Blockchain, Inc., a Nevada corporation, to be held at 12:00 p.m. (Eastern Standard Time) on Thursday, November 12, 2020 via the virtual meeting portal at: www.virtualshareholdermeeting.com/RIOT2020.

As COVID-19 continues to spread and affect travel, availability of accommodations, and public safety, and as restrictions on gatherings are enacted by state and local governments, we have a heightened awareness and appreciation for our diverse and international network of shareholders that may be effected by attending an in-person meeting. After careful consideration, Riot Blockchain, Inc. has determined to forego hosting an in-person shareholders’ meeting in favor of a virtual-only annual shareholders’ meeting for 2020. While we regret that it may not be the preference of all of our shareholders, we believe, in light of COVID-19, holding this year’s annual shareholders’ meeting virtually is the safest option for our shareholders and all participants at the meeting and is the option which best ensures all of our shareholders have an equal opportunity to participate in the annual shareholders’ meeting. By following the instructions in the proxy statement accompanying this message, you will be able to participate in the 2020 annual shareholders’ meeting in compliance with the rules and procedures established by our Bylaws and under Nevada Law, and as required by the SEC.

We believe our shareholders should be able to attend the annual shareholders’ meeting, regardless of where they live and, especially in light of COVID-19, we believe the virtual format of this year’s annual shareholders’ meeting will enhance our shareholder attendance and their experience at the meeting. You will be able to register for, participate in, vote your shares electronically, and submit your questions during the live webcast of the meeting by visiting the virtual meeting portal at www.virtualshareholdermeeting.com/RIOT2020 and entering the unique 16-digit control number assigned to you, which can be found on the enclosed proxy card and voting instruction form.

The attached Notice of Annual Meeting and Proxy Statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your Shares.

The principal business of the Annual Meeting will be:

(i)	to elect as directors the three (3) nominees named in the Proxy Statement to serve until the 2021 Annual Meeting of Shareholders;
(ii)	to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
(iii)	to hold an advisory vote to approve the compensation of our named executive officers (Say-on-Pay);
(iv)	to approve an amendment to our Equity Incentive Plan; and
(v)	to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

Your Board of Directors unanimously recommends a vote:

•	“FOR” the election of each of the three (3) Board nominees as directors for a term expiring at the 2021 Annual Meeting of the Shareholders;
•	“FOR” ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020;
•	“FOR” advisory approval of the compensation of our named executive officers as set forth in this Proxy Statement; and
•	“FOR” approval of the First Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan.

Shareholders of record as of the close of business on Wednesday, October 7, 2020 are entitled to vote at the Annual Meeting and any postponement or adjournment thereof. Please see pages 1-6 of the accompanying Proxy Statement for additional information regarding admission to the Annual Meeting and how to vote your Shares.

Your vote is important to us. Whether or not you plan to participate in the live webcast of our Annual Meeting, we hope you will vote as soon as possible. Vote now at www.proxyvote.com or, if you wish to vote by mail, please mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Voting as soon as possible will ensure your representation at the Annual Meeting regardless of whether you participate in our live webcast. If you have already voted, there is no need to vote again unless you wish to change your vote.

Our first priority is always the well-being of our shareholders, customers, and employees. Our thoughts are with those already impacted and our gratitude is with the many on the front lines of confronting this public health crisis.

We look forward to your participation at our virtual Annual Meeting.

Sincerely,

Jeffrey G. McGonegal,

Chief Executive Officer

YOUR VOTE IS IMPORTANT – PLEASE RETURN YOUR PROXY PROMPTLY.

RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401
Castle Rock, CO 80104

(303) 794-2000

NOTICE OF 2020 ANNUAL MEETING OF SHAREHOLDERS

To be Held on November 12, 2020 at 12:00 PM EST online at: www.virtualshareholdermeeting.com/RIOT2020

To the Shareholders of Riot Blockchain, Inc.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of the Shareholders (the “Annual Meeting”) of Riot Blockchain, Inc., a Nevada corporation (“Riot” or the “Company”), will be held at 12:00 p.m. (Eastern Standard Time) on Thursday, November 12, 2020, or such later date or dates as such Annual Meeting date may be adjourned, live and online via the virtual meeting portal at www.virtualshareholdermeeting.com/RIOT2020.

In response to the COVID-19 crisis, this year’s Annual Meeting will be held virtually, and no in-person attendance option will be available. Each shareholder receiving this notice has been assigned a 16-digit control number, which is required to register for and gain admittance to the Annual Meeting. The unique 16-digit control number assigned to you can be found on the enclosed proxy card and voting instruction form accompanying this Notice.

For this year’s Annual Meeting, shareholders are being asked to vote on the following proposals:

1.	To elect as directors the three (3) nominees named in the Proxy Statement to serve until the 2021 Annual Meeting of Shareholders;
2.	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.	To hold an advisory vote to approve the compensation of our named executive officers (Say-on-Pay);
4.	To approve the First Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan; and
5.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

This is not a ballot. You cannot use this Notice to vote your shares. This Notice presents only an overview of the more complete Proxy Statement accompanying this Notice, which is made part of this Notice. The Proxy Statement is also available to you on the Internet at: www.proxyvote.com, or by visiting our website at: www.RiotBlockchain.com.

The close of business on Wednesday, October 7, 2020 has been fixed by the Board of Directors as the record date (the “Record Date”) for determining those Riot shareholders entitled to vote at the Annual Meeting. Accordingly, only shareholders of record at the close of business on the Record Date will receive this notice of, and be eligible to vote at, the Annual Meeting and any adjournment or postponement of the Annual Meeting. As of the Record Date, there were 48,922,790 Shares of common stock outstanding entitled to vote at the Annual Meeting. The foregoing shares of common stock are referred to herein as the “Shares.” A list of shareholders of record will be available at the Annual Meeting online at the virtual meeting portal, www.virtualshareholdermeeting.com/RIOT2020, and will be available by request during the ten (10) days prior to the Annual Meeting by submitting your written request to our Corporate Secretary at Riot Blockchain, Inc., 202 6th Street, Suite 401, Castle Rock, CO 80104, attention, Corporate Secretary.

Your vote is important. Whether you plan to attend the Annual Meeting live and online or not, so that we can ensure your vote will be counted, we request that you please vote your proxy as soon as possible by:

•	Voting online at: www.proxyvote.com;
•	Voting by telephone by calling: 1-800-690-6903 (owners of record) or 1-800-454-8683 (beneficial owners); or
•	Voting by mail by completing, signing, dating and returning the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

Shareholders who attend the Annual Meeting may also vote live and online via the virtual meeting portal at www.virtualshareholdermeeting.com/RIOT2020 by entering the 16-digit control number assigned to them. Shareholders will not be able to participate in the virtual Annual Meeting without their 16-digit control number.

Your proxy, whether given online at www.proxyvote.com or through the return of the enclosed proxy card, may be revoked prior to its exercise by writing to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 and by filing with our Corporate Secretary prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting virtually using their 16-digit control number and entering the virtual meeting portal at www.virtualshareholdermeeting.com/RIOT2020.

We urge you to review the accompanying materials carefully and to vote as promptly as possible. Note that we have enclosed along with this Notice the Proxy Statement and your proxy card.

By Order of the Board of Directors,
Jeffrey G. McGonegal, Chief Executive Officer

Castle Rock, CO

October 14, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

THURSDAY, NOVEMBER 12, 2020 AT 12:00 p.m. E.S.T.

The Notice of Annual Meeting of Shareholders and our Proxy Statement are available at:

www.proxyvote.com and www.RiotBlockchain.com

i

RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401
Castle Rock, CO 80104
(303) 794-2000

PROXY STATEMENT

OCTOBER 14, 2020

2020 ANNUAL MEETING OF SHAREHOLDERS, TO BE HELD ON NOVEMBER 12, 2020

General Information about the Annual Meeting

This Proxy Statement, along with the accompanying Notice of the 2020 Annual Meeting of Shareholders, contains information about the 2020 Annual Meeting of Shareholders of Riot Blockchain, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”).

We are holding the Annual Meeting at 12:00 p.m. (Eastern Standard Time) on Thursday, November 12, 2020, entirely online via the virtual meeting portal at www.virtualshareholdermeeting.com/RIOT2020, or such later date or dates as such Annual Meeting date may be adjourned. For instructions on how to attend the Annual Meeting, please see “How Do I Vote” on Page 3, below. In this Proxy Statement, we refer to Riot Blockchain, Inc. as “Riot,” the “Company,” “we,” “us” or “our.”

Why Am I Receiving This Proxy Statement?

We sent you this Proxy Statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 12:00 p.m. (Eastern Standard Time) on Thursday, November 12, 2020, entirely online via the virtual meeting portal at www.virtualshareholdermeeting.com/RIOT2020 and any adjournments thereof. This Proxy Statement along with the accompanying Notice of Annual Meeting of Shareholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Thursday, November 12, 2020 at 12:00 PM Eastern Standard Time:

The Proxy Statement and our Annual Report to security holders are available at www.proxyvote.com and our website at www.RiotBlockchain.com.

This Proxy Statement, the accompanying proxy card and, though not part of this Proxy Statement, our 2019 Annual Report, are being mailed beginning on or about October 15, 2020 to all shareholders entitled to notice of and to vote at the Annual Meeting (see “Who Can Vote?” below).  Our 2018 Annual Report to Shareholders is not part of these proxy solicitation materials and is not incorporated by reference herein. You can also find copies of our 2019 and 2018 Annual Reports on Form 10-K, and amendments thereto on Form 10-K/A, as well as all of our periodic and current reports filed with the Securities and Exchange Commission (the “SEC”) on the Internet through the SEC’s electronic data gathering, analysis, and retrieval system called “EDGAR” at www.sec.gov or through the “Investors” section of our website at www.RiotBlockchain.com. The information contained on our website is not part of these proxy solicitation materials.

Who Can Vote?

Shareholders who owned common stock at the close of business on Wednesday, October 7, 2020 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there were 48,922,790 Shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting. The Shares of common stock are herein referred to as the “Shares.”

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What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to obtain shareholder action on the matters outlined in the Notice of the 2020 Annual Meeting of Shareholders included with this Proxy Statement. These matters include:

1.	to elect as directors the three (3) nominees named in this Proxy Statement to serve until the 2021 Annual Meeting of Shareholders;
2.	to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.	an advisory vote to approve the compensation paid to the Company’s named executive officers (Say-on-Pay);
4.	to approve the First Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan; and
5.	to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

This Proxy Statement provides detailed information about each of these matters.

How Does the Board Recommend That I Vote on The Proposals?

The Board unanimously recommends that you vote as follows:

•	“FOR” the election of each of the Board nominees as directors for a term expiring at the 2021 Annual Meeting of Shareholders (See Proposal No. 1);
•	“FOR” ratification of the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020 (See Proposal No. 2);
•	“FOR” advisory approval of the compensation of our named executive officers as set forth in this Proxy Statement (See Proposal No. 3); and
•	“FOR” approval of the First Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan (See Proposal No. 4).

If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

How Are My Shares Voted?

You do not need to attend the Annual Meeting to vote your Shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder may revoke a proxy before the proxy is voted by following the instructions under the heading “May I Change or Revoke My Proxy” on page 4 of this Proxy Statement. Any shareholder who has executed a proxy card but attends the Annual Meeting virtual meeting portal at www.virtualshareholdermeeting.com/RIOT2020 may revoke the proxy and vote at the Annual Meeting by following the instructions under the heading “How Do I Vote” on the next page of this Proxy Statement.

What is a Quorum?

A quorum is the minimum number of Shares that must be represented in person or by proxy for us to conduct the Annual Meeting. The attendance in person or by proxy of holders of thirty-three and one third percent (33.333%) of Shares outstanding as of the Record Date, or 16,307,597 Shares, will constitute a quorum to hold the Annual Meeting. If you grant your proxy and do not revoke it prior to the Annual Meeting, your Shares will be considered present at the Annual Meeting and be counted toward the quorum. Proxies marked “Abstain” and “broker non-votes” will be treated as Shares that are present for purposes of determining whether a quorum is present.

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What Happens if a Quorum is not Reached?

If the Shares present in person or represented by proxy at the Annual Meeting are not sufficient to constitute a quorum, the shareholders, by a vote of the holders of a majority of votes present in person or represented by proxy (which may be voted by the proxy holders), may, without further notice to any shareholder (unless a new record date is set), adjourn the Annual Meeting to a different time and place to permit further solicitations of proxies sufficient to constitute a quorum.

What is a proxy?

A proxy is your legal designation of authority to another person to vote the Shares you own. That other person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy.

What is a Proxy Statement?

This document is a Proxy Statement. It is a document that we are required by law to provide to you when we ask you to name a proxy to vote your Shares. We encourage you to read this Proxy Statement carefully.

How Many Votes Do I Have?

Each holder of common stock is entitled to vote the number of Shares of common stock owned as of the Record Date. Holders of the Company’s Series B Preferred Stock are not entitled to vote on matters presented to the shareholders of the Company.

How Do I Vote?

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, which are not revoked, will be voted in accordance with your instructions on the proxy card. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted above. Voting by proxy will not affect your right to attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, Corporate Stock Transfer, Inc., or you have stock certificates, you may vote:

•	By mail. Mark, sign, and date the enclosed proxy card and return it by mail in the enclosed postage prepaid envelope to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.
•	By telephone. Shareholders wishing to submit their proxy by telephone may do so by dialing: 1-800-690-6903.
•	Online. Complete and submit your proxy card via the online portal at www.proxyvote.com.
•	Live online at the Annual Meeting. If you wish to attend the Annual Meeting, you may participate in the virtual webcast of the Annual Meeting and vote your shares on the proposals presented by navigating to: www.virtualshareholdermeeting.com/RIOT2020 and entering the 16-digit control number provided to you on the proxy card accompanying this Proxy Statement. You will not be able to attend the Annual Meeting without your 16-digit control number.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares. You may provide these instructions:

•	By mail. Mark, sign, and date the enclosed proxy card and return it by mail in the enclosed postage prepaid envelope to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.
•	By telephone. Shareholders wishing to submit their proxy by telephone may do so by dialing: 1-800-454-8683.

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•	Online. Complete and submit your proxy card via the online portal at www.proxyvote.com.
•	Live online at the Annual Meeting. If you wish to attend the Annual Meeting, you may participate in the virtual webcast of the Annual Meeting by navigating to: www.virtualshareholdermeeting.com/RIOT2020 and entering the 16-digit control number provided to you on the ballot or voting instruction form provided by your bank, broker, or other nominee. You will not be able to attend the Annual Meeting without your 16-digit control number.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•         by signing a new proxy card and submitting it as instructed above;

•         by re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•        by delivering a signed statement of revocation or a duly executed proxy card bearing a later date to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 and our Corporate Secretary at: Riot Blockchain, Inc., Attention: Corporate Secretary, 202 6th Street, Suite 401, Castle Rock, CO 80104; or

•         by attending the Annual Meeting virtually and voting live and online during the Annual Meeting. Attending the Annual Meeting via the virtual meeting portal at www.virtualshareholdermeeting.com/RIOT2020 will not automatically revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold Shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your Shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described under “How Do I Vote?” above. If your broker cannot vote your Shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, a “broker non-vote” has occurred. The effects of a broker non-vote on each of the proposals for which we are requesting shareholder votes are explained below.

Brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed Shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed Shares as to certain other matters (“non-routine matters”). Proposal No. 1 (election of directors), Proposal No. 3 (advisory vote to approve the compensation of our named executive officers), and Proposal No. 4 (vote to approve the First Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan) are considered non-routine matters. Proposal No. 2 (the ratification of our independent registered public accounting firm) is considered a routine matter. If your Shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your Shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted Shares for Proposal No. 2 (the ratification of our independent registered public accounting firm); however, it would not have authority to vote your unvoted Shares for Proposal No. 1 (election of directors), Proposal No. 3 (advisory vote to approve the compensation of our named executive officers), or Proposal No. 4 (vote to approve the First Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan). Shares that are the subject of a broker non-vote are included for quorum purposes, but a broker non-vote with respect to a proposal will not be counted as a vote cast and will not be counted as a vote represented at the Annual Meeting and entitled to vote and, consequently, will have no effect on the outcome of the vote. We encourage you to provide voting instructions. This ensures your Shares will be voted at the Annual Meeting in the manner you desire.

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As provided in our Bylaws, a majority of the votes cast means that the number of votes cast “FOR” a proposal exceeds the number of votes cast “AGAINST” that proposal. Because abstentions and broker non-votes do not represent votes cast “FOR” or “AGAINST” a proposal, broker non-votes and abstentions will have no effect on the outcome of votes on any of the proposals put forth in this Proxy Statement, as the outcome of the votes on these proposals are determined solely by reference to the votes cast “FOR” or “AGAINST” such proposals by the Shares present or represented by proxy and entitled to vote.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal No. 1: Election of Directors	Our Bylaws provide that the number of directors shall be determined by the Board, which has set the number of directors at three (3). The three (3) nominees for director receiving a plurality of “FOR” votes cast will be elected to serve as directors on the Board until the 2021 Annual Meeting of the Shareholders. You may vote “FOR” all or any one of the nominees, or you may “WITHHOLD” your vote from all of the nominees or from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Proposal No. 2: Ratification of the Appointment of Marcum LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020	The affirmative vote of a majority of the votes cast “FOR” this proposal is required to ratify the appointment of the Company’s independent registered public accounting firm, Marcum LLP, for the fiscal year ending December 31, 2020. Brokerage firms have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal. If a broker does not exercise this authority, a broker non-vote will result. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent registered public accounting firm.
Proposal No. 3: Advisory Vote to Approve the Compensation of Our Named Executive Officers	The affirmative vote of a majority of the votes cast “FOR” this proposal is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers. While the results of this advisory vote are non-binding, the Compensation and Human Resources Committee of the Board and the Board values the opinions of our shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.
Proposal No. 4: Approval of the First Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan.

The affirmative vote of a majority of the votes cast for this proposal is required to approve the First Amendment to the Riot Blockchain, Inc. 2019 Equity Incentive Plan. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the outcome of the vote.

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Householding of Annual Disclosure Documents.

The SEC has adopted a rule concerning the delivery of annual disclosure documents to households with more than one shareholder. The rule allows us or brokers holding our Shares on your behalf to send a single set of our Annual Report and Proxy Statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and the Company. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our Annual Reports, Proxy Statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years may revoke their consent for future mailings at any time by contacting our proxy advisors and virtual webcast hosts for the Annual Meeting, Broadridge, via:

•	Telephone at: 1-866-540-7095; or
•	Mail to: Broadridge Householding Department, c/o Broadridge, 51 Mercedes way, Edgewood, NY 11717.

Who is paying for this proxy solicitation?

The Company will bear the cost of the solicitation of proxies by the Company; however, we will not pay our directors, officers and employees any additional compensation for soliciting proxies in person, by telephone or by other means. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have engaged Alliance Advisors, LLC, a proxy solicitation firm, to assist us in soliciting proxies in connection with the Annual Meeting for an engagement fee of approximately $7,500, plus reimbursement of out-of-pocket expenses. Other proxy solicitation expenses that we will pay include those for preparing, mailing, returning, and tabulating the proxies.

When are shareholder proposals due for next year’s annual meeting?

Shareholder proposals, which are intended to be presented at the 2021 Annual Meeting of Shareholders, for inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8, must be received by the Company at its executive offices on or before Wednesday, June 16, 2021 to be considered timely. Any such proposals, including shareholder proposals for candidates for nomination for election to the Board, must be submitted in accordance with applicable SEC rules and regulations, and follow the Company’s procedures under “Communications with the Board” on page 13 below.

Shareholder proposals, which are intended to be presented at the 2021 Annual Meeting of Shareholders outside of the SEC Rule 14a-8 process, must be received by the Company’s Corporate Secretary at its executive offices no sooner than Monday, August 2, 2021 and no later than Tuesday, August 31, 2021 to be considered timely.

If the date of our 2021 Annual Meeting of Shareholders has been changed by more than 30 days before or more than 60 days after the first anniversary of this Annual Meeting, shareholders must submit proposals (1) not earlier than the 120th day prior to the 2021 Annual Meeting and not later than the close of business on the 90th day prior to the 2021 Annual Meeting or (2) if public announcement of the 2021 Annual Meeting is less than 100 days prior to the date of the meeting, not later than the 10th day following the day on which public disclosure of the 2021 Annual Meeting is first made.

Shareholders may nominate candidates for the Board by the same deadlines as proposals for business to come before the 2021 Annual Meeting of Shareholders. Each notice of business or nomination must set forth the information required by our Bylaws. Any such proposals, including shareholder proposals for candidates for nomination for election to the Board, must be submitted in accordance with applicable SEC rules and regulations, and follow the Company’s procedures in its Bylaws. Submitting a notice does not ensure that the proposal will be raised at the 2021 Annual Meeting. We will not permit shareholder proposals that do not comply with the foregoing notice requirement to be brought before the 2021 Annual Meeting of Shareholders.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 7, 2020, based upon 48,922,790 Shares of common stock issued and outstanding as of the Record Date, with respect to the beneficial ownership of the outstanding common stock by: (i) any person known to us to beneficially own more than five (5%) percent of Shares; (ii) each of the Company’s named executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.  In computing the number of Shares beneficially owned by a person or a group and the percentage ownership of that person or group, Shares of our common stock that the owner has the right to acquire within sixty (60) days after October 7, 2020 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the Shares beneficially owned and addresses are: c/o, Riot Blockchain, Inc., 202 6th Street, Suite 401, Castle Rock, CO 80104.

Name and Address	Number of Shares	Percent
Directors:
Remo Mancini (1)	896,048	1.8%
Jason Les (2)	354,902	*
Benjamin Yi (3)	163,000	*
Executive Officers:
Jeffrey G. McGonegal (4)	286,951	*
All Directors and Executive Officers as a group (4 persons) (5)	1,700,901	3.5%

*	Less than 1%.
(1)	Consists of 896,048 shares of common stock.
(2)	Consists of 354,902 shares of common stock.
(3)	Consists of 163,000 shares of common stock.
(4)	Includes (i) 222,441 shares of common stock, (ii) 63 shares of common stock held in Mr. McGonegal’s IRA, and (iii) 52,447 shares of common stock vested within 60 days of October 7, 2020, pursuant to a restricted stock award under 12,000 fully vested stock options issued under the 2017 Equity Plan, which are exercisable at an exercise price of $4.09 per share.
(5)	Includes footnotes (1) through (4).

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board currently consists of three (3) independent directors. Nasdaq stock market rules and listing standards (the “Nasdaq Market Rules”) require that our Board consist of at least three (3) “independent directors,” as defined under the Nasdaq Market Rules and applicable SEC rules. The Governance and Nominating Committee and the Board have unanimously fixed the size of the Board at three (3) independent directors. Pursuant to our Bylaws and Corporate Governance Guidelines, the standard for the election of our directors is a plurality voting standard, which means that the three (3) director nominees receiving the most “FOR” votes will be elected to our Board. In accordance with our Articles of Incorporation, Bylaws, and Nevada law, a director holds office until his or her elected term of office terminates and until that director’s successor is elected and qualified; provided, however, that should that director die, resign or otherwise be removed from office prior to the election and qualification of his or her successor, the remaining directors may appoint an interim director to fill the vacancy until the shareholders elect and appoint that director’s successor in accordance with the rules and procedures established by our Bylaws. All three (3) of our incumbent directors are standing for election or re-election for a new one-year term as director to expire at the 2021 Annual Meeting of the Shareholders, and each of them have consented to stand for this election.

The Governance and Nominating Committee and the Board have unanimously approved the recommended slate of three (3) directors: Messrs. Remo Mancini, Jason Les, and Benjamin Yi.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the 2021 Annual Meeting of Shareholders and until a successor is named and qualified, or until his earlier resignation, death or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the three (3) persons named under the heading “Nominees for Directors” below. Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

NOMINEES FOR DIRECTOR

Name of Nominee	Age	Principal Occupation	Director Since
Remo Mancini	69	Chairman	2018
Jason Les	34	Director	2017
Benjamin Yi	38	Director	2018

The Governance and Nominating Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

Biographies of the Board’s Nominees

Remo Mancini has been a director of the Company since February 2018 (joining the Board as Chairman of the Audit Committee and Lead Independent Director) and Chairman of the Board since September of 2018. Remo Mancini is a professional corporate director.

Mr. Mancini combines his experience as a former Canadian and U.S. senior corporate executive, corporate director, and former Ontario Cabinet Minister to bring a valuable perspective to business affairs, senior executive management, and corporate governance. This extensive experience in both the public and private sectors makes him uniquely positioned to lead organizations and offer insightful, decisive management guidance, and Board leadership.

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Mr. Mancini’s diverse, hands-on “Board Leadership” experience is extensive. He has served as a Board member with companies listed on the National Association of Securities Dealers Automated Quotations Exchange (NASDAQ), the Toronto Stock Exchange and Venture Exchange (TSX and TSX-V) and private company Boards. Mancini has 40 years of experience dealing with principals in business, political, legal and financial circles including several international business organizations, promoting trade, investment and new business opportunities.

In the corporate world, Mancini brought publicly acclaimed leadership to both the Canadian Transit Company and the Detroit International Bridge Company, the private companies that own, manage, and operate the Ambassador Bridge, the world’s busiest commercial border crossing, where he served as Executive Vice-President.

As a distinguished member of the Ontario Legislature for 18 years, Mancini was a Member of the Cabinet, serving in both economic and social portfolios (including Minister of Revenue). He also held the notable positions of Parliamentary Assistant to the Premier, Official Opposition Party House Leader and Chairman of the Public Accounts Committee.

He has earned the internationally recognized designation of ICD.D and is a graduate of the Directors Education Program offered by the Institute of Corporate Directors and the University of Toronto’s Rotman School of Management.

Jason Les has been serving as a Director of the Company since November 2017. Mr. Les has over a decade of experience as a former professional poker player, where he successfully competed in high stakes heads-up games online and the most prestigious high stakes tournaments in the world. In his professional poker career, he was twice selected as the human benchmark for testing the world's best poker artificial intelligence in what was dubbed “Man vs Machine” at Carnegie Mellon University. Mr. Les has been involved in Bitcoin since 2013 and has been active in the industry as a miner, developer and investor. Mr. Les is the founding member of Treadstone LLC, a cryptocurrency mining and advisory service company.

Additionally, Mr. Les is a founding partner of Binary Digital, a software-development company where he manages the engineering team and coordinates project development. Mr. Les graduated from U.C. Irvine in 2010 with a B.S. in Information and Computer Science. Mr. Les is an active Board member and he brings his experience in the cryptocurrency industry, as well as his technical expertise regarding cryptocurrency mining, protocol development, and general evaluation of the industry to the Board.

Benjamin Yi has served as a Director of the Company since October 23, 2018 and also serves as Chairman of the Audit Committee of the Board of Directors. Mr. Yi is a solutions-focused investor and currently Head of Capital Markets at IOU Financial, one of America’s leading fintech-enabled online lenders to small businesses. Prior to IOU Financial, Mr. Yi held corporate development, restructuring, and direct investment positions at Dundee Corporation (April 2010 to September 2016), a Toronto-based investment and holding company, where he worked directly with Dundee’s founder and controlling shareholder. Prior thereto, Mr. Yi served as Senior Analyst, Product Development & Analytics at the predecessor to 1832 Asset Management L.P., the investment management subsidiary of the Bank of Nova Scotia (July 2006 to April 2010).

Mr. Yi’s broad areas of expertise include direct investing throughout the capital structure, corporate development, growth, financial strategy, and capital markets strategy for fintech and special situations companies. Mr. Yi also has substantial corporate governance experience: Mr. Yi served as an Independent Director and chairman of the Corporate Governance and Remuneration Committee of PetroMaroc Corporation, plc, a publicly-traded, Jersey, UK-based energy company (December 2013 to December 2016); as a member of the Board of Managers and Audit Committee of Android Industries, LLC, an Auburn Hills, Michigan-based assembler of complex modules for the automotive industry (January 2014 to September 2016); and, as Independent Director and member and occasional chairman of the Audit Committee of Woulfe Mining Corporation, a publicly-traded, Vancouver, BC-based mining company (October 2013 to September 2015).

Mr. Yi holds a Master of Finance degree from the Rotman School of Management and is a CFA charter holder. He is a valuable addition to the Board of Directors, as he brings over fifteen years of dedicated financial markets experience to the Company, leveraging his expertise in capital markets and corporate development to continue to drive the growth of the Company.

Unless authority to vote for the nominees named above is withheld, the Shares represented by the enclosed proxy will be voted “FOR” the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the Shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

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Family Relationships

There are no family relationships among our named executive officers and the nominees for director.

Vote Required

Pursuant to our Bylaws, the nominees for director are elected by plurality of votes cast “FOR” the nominees for director. You may vote “FOR” all or any of the nominees, or you may “WITHHOLD” your vote from all or from any number of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors and thus will have no effect on the outcome of the vote on this proposal. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Abstentions and broker non-votes will have no effect on the results of this vote. Accordingly, those three nominees for directors receiving a plurality of the “FOR” votes cast will be elected to the Board.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 1

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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CORPORATE GOVERNANCE

Information about the Board of Directors and Committees

Independence of Directors

Our Board is currently comprised of three (3) non-employee directors, all three (3) of whom are independent directors. The Board, upon recommendation of the Governance and Nominating Committee, unanimously determined that each of our three (3) non-employee directors is “independent,” as such term is defined in the Nasdaq Market Rules and the applicable SEC rules.

The definition of “independent director” included in the Nasdaq Market Rules includes a series of objective tests, such as whether the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s determination of independence is made in accordance with the Nasdaq Market Rules and the applicable SEC rules. Even though the Governance and Nominating Committee and the Board have determined that each of the nominated directors are “independent” according to the objective tests included in the Nasdaq Market Rules, the Board, as required by the Nasdaq Market Rules, has also made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and therefore meets the standards of independence required of “independent” directors under the Nasdaq Market Rules.

In determining that each individual who served as a member of the Board is independent, the Board considered that, in the ordinary course of business, transactions may occur between the Company and entities with which some of our directors are affiliated. The Board unanimously determined that such relationships were not material and did not impair the affected director’s independence under the applicable standards. No unusual discounts or terms were extended to any director, any affiliate of any director, or any entity affiliated with any director.

Board Leadership Structure

Our Board’s leadership is currently comprised of:

•	a Chairman of the Board who oversees the regular meetings of the Board and sets the agenda for such meetings;
•	a robust committee structure of the Board comprised solely of committees of independent directors; and
•	engaged Board members who are independent and who conduct candid and constructive discussions and deliberations among themselves and with management and outside advisors.

Our Board elects a Chairman from among the directors. Our Board combines or separates the positions of Chairman and Chief Executive Officer based on what its members believe best serves the needs of the Company and our shareholders at any particular time based on then-existing facts and circumstances and has determined to separate the positions of Chairman and Chief Executive Officer at the present time.

Our Board believes that its current leadership structure provides the Company with independent director leadership and oversight, while providing our Chief Executive Officer, Mr. McGonegal, the space to focus on fulfilling his mandates as our Chief Executive Officer. Our independent directors believe Mr. McGonegal’s seventeen-year tenure with the Company – most of which were spent as its Chief Financial Officer – provides him with the institutional knowledge of our business and its challenges and opportunities. The Board believes Mr. McGonegal’s experience with the Company, as well as his extensive understanding of our day-to-day operations, his understanding of our financial position, and his ability to provide insight and direction on important strategic initiatives, make him well positioned to effectively manage the Company as its Chief Executive Officer and to bring key business and stakeholder issues to the Board’s attention.

Our Board believes the following are certain key factors providing it appropriate opportunities for oversight, discussion and evaluation of Riot’s decisions and direction:

•	the independence of each director;

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•	the ability of independent directors to participate in the agenda-setting process for our Board and committee meetings;
•	regularly scheduled executive sessions of independent directors; and
•	our directors’ access to management.

The actions by our Board in adapting its leadership structure in response to the changes in its leadership and the challenges faced by the Company evidence the Board’s proactive commitment to strong corporate governance and appropriate independent director oversight of management. Our Board does not, however, necessarily believe the present separation of the Chief Executive Officer and Chairman position is the permanent optimal structure for the Company’s leadership and maintains its strong commitment to flexibility in the face of ever evolving facts and circumstances.

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend regular Board meetings and meetings of the committees on which they serve, with the understanding that, on occasion, a director may be unable to attend a meeting. The Board does not have a policy on director attendance at the Company’s annual shareholders’ meetings; however, all of the then-serving directors attended the last year’s annual meeting of shareholders, held on October 23, 2019, and, to the Company’s knowledge, all of our current directors will attend this year’s Annual Meeting.

In addition to formal meetings of the Board and its three standing committees, the independent directors meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as they deem appropriate. While no formal business is decided at these informal meetings, the Board believes participating in them better enables its members to carry out the Board’s oversight functions and to more rapidly respond to emerging opportunities and challenges facing the Company as they arise.

Executive Sessions of Independent Directors and Self-Evaluations

Our Board and its three (3) standing committees meet throughout the year on a set schedule and also hold special meetings and may act by written consent from time to time as appropriate. Executive sessions of independent directors are provided for in the agenda for each regularly scheduled Board meeting.

In 2019, the Board held 30 regular meetings and also took action by unanimous written consent, as permitted by our Bylaws and Nevada law. Each director attended 100% of the regular and special meetings of the Board and of the committees on which he or she served that were held during his or her term of office. Each of the independent directors attended 100% of the regular and special executive sessions that were held during his or her term of office.

An important part of the executive sessions of independent directors of our Board and its three (3) standing committees is the discussion of results from the annual self-evaluations undertaken by our Board and its standing committees, the design of which is for continuous improvement in performance and effectiveness. Our Governance and Nominating Committee facilitates our Board’s annual self-evaluation.

Board’s Role in Risk Oversight

The Company’s Board plays an active role in risk oversight of the Company. The Board does not have a formal risk management committee, but rather administers this oversight function through it three standing committees, the Audit Committee, the Governance and Nominating Committee, and the Compensation and Human Resources Committee, which are described below.

The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to the Company’s accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of the Company’s Code of Ethics and Business Conduct.

The Governance and Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to the Company’s policies and practices regarding significant issues of corporate responsibility.

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The Compensation and Human Resources Committee oversees the Company’s compensation practices, including establishing and overseeing performance-oriented incentives to attract and retain highly qualified personnel for positions of substantial responsibility with the Company, evaluating and making recommendations to the Board with respect to incentive-compensation plans and equity-based plans, evaluating risks associated with the Company’s compensation policies and programs, and evaluating the adequacy of its current executive compensation and benefit plan, policies and programs. The Committee also oversees the Company’s personnel development and training, its human resources practices, including oversight of its management succession planning, and the maintenance of the Company’s corporate culture.

Communications with the Board

Shareholders wishing to communicate with the Board should write to the Board of Directors at: Riot Blockchain, Inc., Attention: Board of Directors, 202 6th Street, Suite 401, Castle Rock, Colorado 80104, and specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the Chief Executive Officer, to matters on the Board’s agenda.

Committees of the Board

Our Board has three (3) standing committees, the Audit Committee, the Governance and Nominating Committee, and the Compensation and Human Resources Committee. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Nasdaq Market Rules and applicable SEC rules. Each of the committees operates pursuant to its charter. The committees regularly report their activities and actions to our full Board, generally at the next Board meeting following a committee meeting. The committee charters are reviewed annually by the Governance and Nominating Committee. If appropriate, and in consultation with the chairs of the other committees, the Governance and Nominating Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charter of each of our Audit Committee, Governance and Nominating Committee, and Compensation and Human Resources Committee complies with the applicable Nasdaq corporate governance requirements. Copies of each of the charters for the three (3) standing committees are available on the Company’s website at: https://ir.riotblockchain.com/governance-docs by following the link for each of the Audit Committee, the Governance and Nominating Committee, and the Compensation and Human Resources Committee, and are also available to shareholders free of charge upon written request to our Corporate Secretary at Riot Blockchain, Inc., Attention: Corporate Secretary, 202 6th Street, Suite 401, Castle Rock, CO 80104. The principal functions of each of the three (3) standing committee are summarized below.

Audit Committee

Our Audit Committee oversees our independent registered public accounting firm and accounting and internal control matters. Our Audit Committee also assists our Board in fulfilling its responsibilities to oversee, among other things:

•	The integrity of our financial statements;
•	Our compliance with relevant legal and regulatory requirements;
•	Our internal control over financial reporting;
•	Our independent registered public accounting firm’s qualifications and independence; and
•	The performance of our internal audit function and our independent registered public accounting firm.

The purposes and responsibilities of our Audit Committee also include:

•	Directly appointing, compensating, retaining, terminating and overseeing the work of our independent registered public accounting firm;
•	Pre-approving, or adopting appropriate procedures to pre-approve, all audit services, internal control-related services and non-audit services to be provided by our independent registered public accounting firm;

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•	Reviewing and discussing with our independent registered public accounting firm and our management (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles, (ii) the effect of regulatory and accounting initiatives or actions applicable to us, as well as off-balance sheet structures, on our financial statements, and (iii) any major issues concerning the adequacy of our internal controls and any special steps adopted in light of any material control deficiencies;
•	Discussing guidelines and policies governing the process by which our management assesses and manages major risk exposures;
•	Reviewing and discussing our earnings press releases with management and our independent registered public accounting firm; and
•	Reviewing and discussing with our independent registered public accounting firm and our management quarterly and year-end operating results, reviewing our interim financial statements included in our Quarterly Reports on Form 10-Q, and recommending to our Board the inclusion of our annual financial statements in our Annual Reports on Form 10-K.

A more detailed description of our Audit Committee’s purposes and responsibilities is contained in its charter, which is available at our website at: https://ir.riotblockchain.com/governance-docs.

The Board has affirmatively determined in its business judgment that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules, the Sarbanes-Oxley Act of 2002, and the Nasdaq Market Rules. The Board has determined, in its business judgment, that Messrs. Remo Mancini and Benjamin Yi of the Audit Committee each meet the qualifications of an “audit committee financial expert,” as that term is defined under the SEC rules, and that both Messrs. Mancini and Yi are independent of Riot. The Audit Committee held 7 meetings during the year ended December 31, 2019, including meeting regularly with the Company’s auditor, both privately and with representatives of the Company’s management present. The Company’s Audit Committee currently consists of the following members: Benjamin Yi, Remo Mancini, and Jason Les. Mr. Yi serves as Chairman of the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The following Report of our Audit Committee does not constitute soliciting material and this Report should not be deemed filed or incorporated by reference into any other previous or future filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.

The role of the Audit Committee is, among other things, to assist the Board in its oversight of:

•	The integrity of Riot’s financial statements;
•	Riot’s compliance with relevant legal and regulatory requirements;
•	Riot’s internal controls over financial reporting;
•	The qualifications and independence of Riot’s independent registered public accounting firm; and
•	The performance of Riot’s internal audit functions and that of its independent registered public accounting firm.

The Board has determined that, in its business judgment, all members of the Audit Committee are independent within the meaning of the Nasdaq Market Rules, the Sarbanes-Oxley Act of 2002 and related rules of the SEC.

Riot’s management is responsible for the preparation, presentation and integrity of Riot’s financial statements and the effectiveness of Riot’s system of internal control over financial reporting and disclosure controls and procedures. Management is responsible for maintaining and evaluating appropriate accounting and financial reporting practices and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.

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The Audit Committee, on behalf of the Company, engaged Marcum LLP (“Marcum”) as its independent registered public accounting firm for the years ended December 31, 2018 and December 31, 2019, and for the year ending December 31, 2020, to audit of the Company’s financial statements included in the Annual Reports for the fiscal years ended December 31, 2018 and December 31, 2019, and ending December 31, 2020. The Audit Committee has also engaged Marcum to review the Company’s interim financial statements included in its Quarterly Reports for each quarterly period of the years ended December 31, 2018 and December 31, 2019, and for the first three quarterly periods of 2020. Pursuant to its engagement, Marcum is responsible for auditing Riot’s consolidated financial statements and expressing an opinion as to whether such financial statements are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States.

The Audit Committee has met and held discussions with the Company’s management and Marcum. The Audit Committee discussed with the Company’s management and Marcum the overall scope of, and plans for, their respective audits and the identification of audit risks. The Audit Committee also met with Marcum and Riot’s Interim Chief Financial Officer (Principal Accounting Officer), with and without management present, to discuss the results of their respective examinations, the reasonableness of significant judgments, the evaluations of Riot’s internal controls over financial reporting and the overall quality of Riot’s financial reporting. Management has represented to the Audit Committee that Riot’s consolidated financial statements were prepared in accordance with U.S. Generally Accepted Accounting Principles.

In the performance of its oversight function, the Audit Committee has:

•	Reviewed and discussed Riot’s internal controls over financial reporting with management and Marcum including a review of management’s report on its assessment and Marcum’s audit of the effectiveness of Riot’s internal controls over financial reporting for the years ended December 31, 2019 and December 31, 2018 and any significant deficiencies or material weaknesses identified by such audit;
•	Considered, reviewed and discussed the audited financial statements with management and Marcum including a discussion of the quality of the accounting principles, the reasonableness thereof, significant adjustments, if any, and the clarity of disclosures in the financial statements, as well as critical accounting policies and other financial accounting and reporting principles and practices;
•	Discussed with Marcum the matters required to be discussed under the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, and No. 2410, Related Parties;
•	Received, reviewed and discussed the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Audit Committee concerning independence, and has discussed with Marcum its independence; and
•	Reviewed the services provided by Marcum other than its audit services and considered whether the provision of such other services by Marcum is compatible with maintaining its independence, discussed with Marcum its independence, and concluded that Marcum is independent from Riot and its management.

In reliance on the reports, reviews and discussions described in this Report, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in Riot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as amended on Form 10-K/A, for filing with the SEC and for inclusion in the Company’s proxy materials to be provided to the Company’s shareholders in advance of its annual shareholders’ meeting for the year ending December 31, 2020. The Audit Committee also has appointed, and has requested shareholder ratification of the appointment of, Marcum as Riot’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Respectfully submitted,

The Audit Committee of Riot Blockchain, Inc.

Benjamin Yi, Chairman

Jason Les

Remo Mancini

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Compensation and Human Resources Committee

The Compensation and Human Resources Committee recommended to the Board that its mandate be expanded in recognition of the importance of the Company’s personnel on its current and future success, and that its name be changed from the “Compensation Committee” to its present name, the “Compensation and Human Resources Committee,” in connection with this expanded mandate. The Governance and Nominating Committee, in consultation with the Compensation and Human Resources Committee, and in connection with the proposed expanded mandate of the Compensation and Human Resources Committee, recommended to the Board that the charter of the Compensation and Human Resources Committee be revised to cover its expanded mandates.

The Board, after considering the Compensation and Human Resources Committee’s recommendation, authorized and changed the name of the Compensation Committee to the “Compensation and Human Resources Committee.” In connection with its revised name, the Board authorized expanding the mandates of the Compensation and Human Resources Committee to make it responsible for, among other things:

•	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the Chief Executive Officer;
•	overseeing and administering the Company’s executive compensation plans, including equity-based awards;
•	negotiating and overseeing employment agreements with officers and directors;
•	overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives;
•	establishing and overseeing performance-based incentive programs to attract and retain personnel for positions of substantial responsibility with the Company;
•	overseeing the Company’s personnel development and training programs, its human resources practices, including oversight of management succession planning;
•	overseeing maintenance of the Company’s corporate culture.

A more detailed description of our Compensation and Human Resources Committee’s purposes and responsibilities is contained within its charter, as adopted by the Compensation and Human Resources Committee following the Board’s authorization of its expanded mandates, effective as of August 4, 2020, which is available at our website at: https://ir.riotblockchain.com/governance-docs.

When evaluating the compensation of our executive officers, the Compensation and Human Resources Committee evaluates factors including the executive’s responsibilities, experience and the competitive marketplace.  The Compensation and Human Resources Committee may also invite the senior executives and other members of management to participate in their deliberations, or to provide information to the Compensation and Human Resources Committee for its consideration with respect to such deliberations, except that the Chief Executive Officer may not be present for the deliberation of or the voting with respect to his or her compensation.  The Chief Executive Officer may, however, be present for the deliberation of or the voting on compensation for any other person, including other executive officers, if any.

The Compensation and Human Resources Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation and Human Resources Committee in its sole discretion deems appropriate.  The Compensation and Human Resources Committee retained Meridian Consultants in connection with the preparation of the Riot Blockchain, Inc. 2019 Equity Compensation Plan, which was ratified and approved by the Shareholders at the 2019 Annual Meeting, and the Compensation and Human Resources Committee has retained Meridian Consultants in connection with the preparation of the First Amendment to the Riot Blockchain, Inc. 2019 Equity Compensation Plan, which is to be voted on by the Shareholders at this Annual Meeting. The Compensation and Human Resources Committee held three meetings during the year ended December 31, 2019. The Company’s Compensation and Human Resources Committee currently consists of the following members: Jason Les, Benjamin Yi, and Remo Mancini.  Mr. Les serves as Chairman of the Compensation and Human Resources Committee. The Board has affirmatively determined that each member of the Compensation and Human Resources Committee meets the additional independence criteria applicable to Compensation and Human Resources Committee members under the Nasdaq Market Rules and the applicable SEC rules.

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Governance and Nominating Committee

The Governance and Nominating Committee, among other things, is responsible for:

•	reviewing and assessing the development of the executive officers, and considering and making recommendations to the Board regarding promotion and succession issues;
•	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees, and the Board as a whole;
•	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience, including diversity considerations, for the full Board and each committee;
•	annually presenting to the Board a list of individuals recommended to be nominated for election to the Board;
•	reviewing, evaluating, and recommending changes to the Company’s Corporate Governance Principles and committee Charters;
•	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
•	overseeing the Company’s compliance program, including the Code of Conduct; and
•	overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, may affect the Company’s major risk exposures.

A more detailed description of our Governance and Nominating Committee’s purposes and responsibilities is contained within its charter, which is available at our website at: https://ir.riotblockchain.com/governance-docs.

The Governance and Nominating Committee held 3 meetings and acted by unanimous written consent once during the year ended December 31, 2019. The Company’s Governance and Nominating Committee currently consists of the following members: Remo Mancini, Benjamin Yi, and Jason Les. Mr. Mancini serves as Chairman of the Governance and Nominating Committee.

Consideration of Director Nominees

As specified in our Corporate Governance Guidelines, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Governance and Nominating Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Guidelines. The Governance and Nominating Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance and Nominating Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Governance and Nominating Committee will consider director candidates properly recommended by shareholders by providing notices of shareholder proposals in compliance with our Bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, as amended. The Governance and Nominating Committee’s process for considering such shareholder recommendations is no different than its process for screening and evaluating candidates suggested by directors, our management, or third parties.

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Corporate Governance Matters

Our Board has been focused on and committed to responsible and effective corporate governance. Our Board has adopted Corporate Governance Guidelines based on the best practices in our industry and the Board continues to review and adapt them over time. Our Governance and Nominating Committee is responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to our Board concerning corporate governance matters. Our Board regularly reviews our Corporate Governance Guidelines and updates them periodically in response to changing regulatory requirements and evolving governance practices. Our Corporate Governance Guidelines, Articles of Incorporation and Bylaws address matters including:

•	Board composition and Director independence;
•	Selection of the Chairman and Board nominees;
•	Board membership criteria;
•	Plurality voting for the election of directors;
•	Director compensation, orientation, and continuing education;
•	Stock ownership guidelines;
•	Prohibitions on hedging, margin accounts and pledging transactions;
•	Meeting schedules and agenda;
•	Executive sessions of independent directors;
•	Access to management;
•	Board committees and membership;
•	Board and director responsibilities;
•	Management succession planning;
•	Named executive officer performance evaluation and compensation; and
•	Board and committee self-evaluations to assess the effectiveness of the Board and its committees at fulfilling their various mandates.

A copy of our Corporate Governance Guidelines is available on the Corporate Governance section of our website at: https://ir.riotblockchain.com/governance-docs.

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Code of Conduct

Our Code of Ethics and Business Conduct (the “Code”) applies to our employees, directors, officers, contractors, consultants, and persons performing similar functions (“Covered Persons”). This includes our principal executive officer and our principal financial officer. We require that they avoid conflicts of interest, comply with applicable laws, protect our assets, and conduct business in an ethical and responsible manner and in accordance with the Code. The Code prohibits employees from taking unfair advantage of our business partners, competitors, and employees through manipulation, concealment, misuse of confidential or privileged information, misrepresentation of material facts, or any other practice of unfair dealing or improper use of information. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery, and trade sanctions. Our Code is publicly available and can be found on our website at https://ir.riotblockchain.com/governance-docs under the heading “Code of Ethics and Business Conduct.”

If we make substantive amendments to the Code, or grant any waiver, including any implicit waiver, from a provision of the Code to our named executive officers, directors, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers, and shareholders who own more than 10% of the Company’s stock to file forms with the SEC to report their ownership of the Company’s stock and any changes in ownership. The Company assists its directors and executives by identifying reportable transactions of which it is aware and preparing and filing the forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year.

Certain Relationships and Related Transactions

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. This includes current or proposed transactions in which we were or are to be a participant, the amount involved exceeds the lower of either $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our named executive officers, directors, or greater than five percent shareholders, or any members of their immediate families, has a direct or indirect material interest. Apart from any transactions disclosed herein, no such transaction was entered into with any director or named executive officers during the last fiscal year. Such transactions will be entered into only if found to be in the best interest of the Company and approved in accordance with the Company’s Code of Ethics and Business Conduct.

Except for the employment agreements previously entered into between us and certain of our named executive officers, since January 1, 2018, none of our directors or named executive officers, nor any person who owned of record or was known to own beneficially more than 5% of the outstanding Shares of our common stock, nor any associate or affiliate of such persons or companies, has any material interest, direct or indirect, in any transaction, or in any proposed transaction, which has materially affected or will affect us.

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EXECUTIVE OFFICERS AND MANAGEMENT

The following person is our executive officer and holds the office set forth opposite his name.

Name	Age	Principal Occupation	Officer Since
Jeffrey G. McGonegal (1)	69	Chief Executive Officer and Chief Financial Officer	2003

———————

(1)	Jeffrey G. McGonegal was appointed Chief Executive Officer as of February 6, 2019 and was appointed Chief Financial Officer on August 15, 2019. He previously served as Chief Financial Officer of the Company from June 2003 to February 27, 2018, subsequently serving as the Company’s Principal Accounting Officer to April 30, 2018. He was appointed Corporate Secretary in January 2010 through April 30, 2018 and served as interim President in December 2004 and January 2005. Subsequent to April 30, 2018, Mr. McGonegal served as a consultant to the Company. From 1974 to 1997, Mr. McGonegal was an accountant with BDO Seidman LLP (predecessor to BDO USA, LLP) (“BDO”). While at BDO, Mr. McGonegal served as Managing Partner of the Denver, Colorado office. He received a B.S. degree in accounting from Florida State University.
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EXECUTIVE COMPENSATION

Summary Compensation Table

This table provides disclosure, for fiscal years 2019 and 2018, of the compensation of the named executive officers (including former named executive officers).

Named Executive Officer and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (6) ($)	Option Awards (7) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Jeffrey G. McGonegal,	2019	252,248	—	175,000	—	—	89,191	516,439
Chief Executive Officer and Chief Financial Officer (1)	2018	272,005	70,000	—	45,017	—	13,632	400,654

Christopher Ensey,	2019	29,031	—	—	—	—	150,400	179,431
Chief Executive Officer (former)(2)	2018	248,208	—	859,660	701,970	—	5,845	1,815,683

John R. O’Rourke,	2019	—	—	—	—	—	—	—
Chief Executive Officer and President (former)(3)	2018	206,500	—	—	—	—	920	207,420

Robby Chang,	2019	166,667	—	—	—	—	2,231	168,898
Chief Financial Officer (former) (4)	2018	210,256	—	646,680	—	—	4,370	861,306

Jeffrey Vormittag,	2019	28,125	—	—	—	—	76,275	104,400
Chief Operating Officer (former) (5)	2018	213,173	25,000	584,400	—	—	4,247	826,820

———————

(1)	Effective February 6, 2019, Mr. McGonegal was named Chief Executive Officer of the Company at a base annual salary of $250,000. As of August 15, 2019, Mr. McGonegal was also appointed as Chief Financial Officer, with no change in compensation. Mr. McGonegal had previously served as Chief Financial Officer until February 27, 2018, and thereafter as Principal Accounting Officer until April 30, 2018. Subsequent to April 30, 2018, Mr. McGonegal served in a consulting role. During 2018 his aggregate annual compensation was $272,005. During the first quarter of 2018, Mr. McGonegal was awarded a performance bonus of $70,000. The amounts included in “All Other Compensation” for Mr. McGonegal represent an award of $75,000 under his 2019 employment agreement to cover the gross-up of income taxes on restricted shares, each subject to vesting over four quarterly periods through February 2020, and the amounts paid to or on his behalf for medical insurance at a total cost of $14,191 and $13,632 in 2019 and 2018, respectively.
(2)	Mr. Ensey served as Chief Operating Officer of the Company between January 28, 2018 and September 8, 2018, at an annual base salary of $250,000. Mr. Ensey then served as Interim Chief Executive Officer from September 8, 2018 until his termination as of February 5, 2019, for which he received annual compensation of $306,000. The amounts included in “All Other Compensation” for Mr. Ensey represent $150,400 severance expense paid or payable under the 2019 severance agreement with Mr. Ensey, and a $3,000 relocation expense allowance paid in 2018 under the terms of his original employment agreement and $2,845 for amounts paid to or on his behalf for medical insurance in 2018.
(3)	Effective October 9, 2017, Mr. O’Rourke was named President of the Company at an annual base salary of $120,000 and as of November 3, 2017 to the additional office of Chief Executive Officer, with a revised annual base salary of $300,000. Mr. O’Rourke has also served as a director of the Company since January 6, 2017 and received additional compensation for serving in such role until his resignation and termination on September 8, 2018.

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(4)	Mr. Chang served as Chief Financial Officer of the Company from February 27, 2018 until his termination from the Company as of August 15, 2019, at an annual base salary of $250,000. The amounts included in “All Other Compensation” for Mr. Chang represent a $3,000 office allowance expense paid in 2018 under the terms of his employment agreement and the amounts paid to or on his behalf for medical insurance at a total cost of $2,231 and $1,370 in 2019 and 2018, respectively.
(5)	Mr. Vormittag served as Chief Operating Officer of Riot Blockchain Canada, Inc., a wholly owned subsidiary of the Company, from January 20, 2018 until his termination as of February 5, 2019, at an annual base salary of $225,000. Upon execution of his original employment agreement with the Company in 2018, Mr. Vormittag was entitled to and was paid a $25,000 signing bonus. The amounts included in “All Other Compensation” for Mr. Vormittag represent $75,000 severance expense paid or payable under the 2019 severance agreement with Mr. Vormittag and the amounts paid to or on his behalf for medical insurance at a total cost of $1,275 and $4,247 in 2019 and 2018, respectively.
(6)	The “Stock Awards” columns reflect the aggregate grant date fair value for restricted stock awards (including awards of restricted stock units) granted under the Riot Blockchain, Inc. 2019 Equity Incentive Plan during fiscal years 2019 and granted under the Company’s previous 2017 Equity Plan in 2018, computed in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 718 (“ASC 718”). See Note 6 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended December 31, 2019, as amended on Form 10-K/A, for details as to the assumptions used to determine the grant date fair value of the restricted stock awards. According to ASC 718, the value of Stock Awards is reported as of the date of grant based on the last reported trading price of our securities on the Nasdaq Capital Market, excluding the effect of possible forfeitures. Recipients of such Stock Awards may, therefore, experience diminution in value of their Stock Awards over time based on fluctuations in the trading price of our securities.
(7)	The “Option Awards” columns reflect the grant date fair value for all stock option awards granted under the 2002 Stock Plan or the 2017 Equity Incentive Plan during 2018. These amounts are determined in accordance with FASB ASC 718, without regard to any estimate of forfeiture for service vesting. Assumptions used in the calculation of the amounts in these columns for 2018 are included in footnote 6 to the Company’s audited financial statements for the fiscal year ended December 31, 2019 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as amended on Form 10-K/A. According to ASC 718, the value of Option Awards is reported as of the date of grant based on the last reported trading price of our securities on the Nasdaq Capital Market, excluding the effect of possible forfeitures. Recipients of such Option Awards may, therefore, experience diminution in value of their Option Awards over time based on fluctuations in the trading price of our securities.

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Outstanding Equity Awards at Fiscal Year End

The following table shows the outstanding equity awards held by the named executive officers as of December 31, 2019:

Equity Incentive Plan Awards

	Option Awards					Unvested Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Shares of Restricted Stock and Restricted Stock Units Held at Fiscal Year-End (#)

Jeffrey G. McGonegal (1)	12,000	—	12,000	4.09	09/09/2023	—	—	—

Robby Chang (former) (2)	—	—	—	—	—	—	—	—

Christopher Ensey (former) (3)	—	—	—	—	—	—	—	—

———————

(1)	Includes options to purchase 12,000 shares of our common stock, no par value, at $4.09 per share granted on September 20, 2018 under the Company’s 2017 equity incentive plan, 100% of which vested at the grant date.
(2)	Upon Mr. Chang’s termination, effective August 15, 2019, the unvested portion of the equity awards granted to him in connection with his executive employment agreement with the Company, consisting of 23,000 Restricted Stock Units (“RSUs”), was automatically forfeited pursuant to the terms of the award granting the RSUs.
(3)	Pursuant to a separation agreement entered into between Mr. Ensey and the Company following his separation from service with the Company, effective January 27, 2019, the unvested portion of the 74,000 RSUs awarded to him pursuant to his executive employment agreement, as amended, or 25,000 RSUs, as well as options to purchase an additional 50,000 shares of our common stock, no par value, at an exercise price of $18.50 per share, were forfeited.

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Employment Agreements

The Company has entered into employment agreements with, and provides post-employment benefits to, its named executive officers as follows:

Jeffrey G. McGonegal, Chief Executive Officer and Chief Financial Officer – The Company appointed Jeffrey G. McGonegal, 69, to the role of Chief Executive Officer, effective February 5, 2019, for a period of twelve (12) months according to the terms of an executive employment agreement by and between the Company and Mr. McGonegal (the “2019 Employment Agreement”), for which he received aggregate total compensation of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000). Subsequently, as of August 15, 2019, Mr. McGonegal was appointed to the additional role of Chief Financial Officer, with no adjustment in compensation.

Effective February 7, 2020, the Company entered into an Amended and Restated Executive Employment Agreement (the “Amended Agreement”), pursuant to which Mr. McGonegal agreed to serve as the Company’s Chief Executive Officer and Chief Financial Officer for a period of twelve (12) months terminating on February 7, 2021 (the Amended Agreement and the 2019 Employment Agreement are referred to collectively as the “McGonegal Employment Agreement”). According to the terms of the McGonegal Employment Agreement, Mr. McGonegal will receive a prorated annual salary of Three Hundred Thousand and 00/100 Dollars ($300,000) for a period of twelve (12) months in accordance with the Company’s regular payroll practices, as well as Two Hundred Nine Thousand Seven Hundred Ninety (209,790) RSUs, as compensation for his services as Chief Executive Officer. The RSUs granted pursuant to the Amended Agreement are subject to the terms and conditions of the Riot Blockchain, Inc. 2019 Equity Incentive Plan and vest in four (4) equal quarterly installments, with each quarterly installment vesting as of the end of each quarter during the term of the McGonegal Employment Agreement. The Company will settle vested RSUs in accordance with the terms of the McGonegal Employment Agreement and the Plan.

Any equity Mr. McGonegal may receive pursuant to the McGonegal Employment Agreement will be awarded in RSUs, subject to regular vesting schedules, under the 2019 Equity Incentive Plan. Vested RSUs are convertible into shares of our common stock, no par value, on a one-for-one basis upon settlement in accordance with our regular compensation practices.

Robby Chang, Chief Financial Officer (former) – Mr. Chang was appointed the position of Chief Financial Officer on February 27, 2018 and was terminated effective August 15, 2019. Pursuant to the terms of his executive employment agreement, Mr. Chang received an annual base salary of $250,000 and, in connection with his employment, he received an award of 60,000 RSUs, vesting in twenty-four (24) equal monthly installments over a two-year period, beginning on the one-month anniversary of the date of issuance. Upon his termination as of August 15, 2019, the unvested portion of this RSU award, consisting of 23,000 RSUs, was automatically forfeited pursuant to the terms of the award granting the RSUs.

Christopher Ensey, Interim Chief Executive Officer and Chief Operating Officer (former) – Mr. Ensey was appointed as our Chief Operating Officer and he entered into an executive employment agreement with the Company, effective January 27, 2018, pursuant to which he received a prorated base salary of $250,000 per year and an award of 50,000 RSUs, which vested in twenty-four (24) equal monthly installments over a two year period, beginning on the one month anniversary of the date of issuance and options to purchase 50,000 shares of common stock which vested in twelve (12) equal monthly installments, beginning on the one month anniversary of the effective date of the agreement, with an exercise price of $18.50 per share. The Company appointed Mr. Ensey as its interim Chief Executive Officer effective September 20, 2018, and he and the Company entered into an amendment to his executive employment agreement, pursuant to which he received an increased prorated annual base salary of $306,000 and was awarded a grant of 24,000 fully vested RSUs pursuant to the Company’s then-effective 2017 Equity Plan. Mr. Ensey’s employment with the Company was terminated, effective January 27, 2019, and, pursuant to a separation agreement entered into between Mr. Ensey and the Company, the unvested portion of the 74,000 RSUs awarded to him pursuant to his executive employment agreement, as amended, or 25,000 RSUs, as well as options to purchase an additional 50,000 shares of our common stock, no par value, at an exercise price of $18.50 per share, were forfeited.

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Potential Post-Employment Benefits

The following table discloses the post-employment termination benefits that would have been received by our Chief Executive Officer (who was our sole Named Executive Officer as of December 31, 2019) if a termination event had occurred on December 31, 2019:

Named Executive Officer / Benefit	Termination without Cause ($)	Death or Disability ($)	Change in Control (Single Trigger) ($)	Change in Control (Double Trigger) (1) ($)

Jeffrey G. McGonegal:
Severance	56,250	56,250	56,250	75,000
Restricted Common Shares	131,250	131,250	131,250	175,000
Options	—	—	—	—
Total	187,500	187,500	187,500	250,000

__________

(1)	Under the Change in Control Policy set forth in our equity incentive plan, the Riot Blockchain, Inc. 2019 Equity Incentive Plan (the “Equity Plan”), upon consummation of a Change in Control (as defined in the Equity Plan) any unvested restricted shares of common stock and stock options held by a Named Executive Officer automatically accelerate and vest upon the consummation of a Change in Control. This column shows the value of unvested restricted shares of common stock and stock options that would have been received upon acceleration of unvested equity rights as of December 31, 2019. The closing price of the Company’s common stock on December 31, 2019 was $1.12 per share.

Director Compensation

Beginning January 1, 2019, each non-employee independent director receives cash compensation of $4,000 per month for services as members of our Board. Additionally, the Chairman of the Board receives and additional $8,000 cash compensation per month for that service, and each chairman of the Board’s three (3) standing committees (the Audit Committee, the Compensation and Human Resources Committee, and the Governance and Nominating Committee) receives an additional $1,000 of cash compensation per month for that service. Our non-employee independent directors are also eligible to receive additional cash compensation for services performed as members of our Board and its committees, as well as to be reimbursed for their expenses in connection with the performance of their services. As part of their compensation for services as directors and in keeping with the Company’s equity compensation philosophy and practices, our non-employee independent directors typically receive an annual restricted stock unit award vesting monthly over a predetermined time period. These awards are granted pursuant to our 2019 Equity Incentive Plan and are eligible to be settled in shares of our common stock, no par value, on a one-for-one basis after vesting in accordance with the Company’s ordinary pay practices.

The following table shows the total compensation paid or accrued during the year ended December 31, 2019 to each of our directors, current and former, for services as our director:

Name	Cash Fees ($)	Stock Awards (4) ($)	Option Awards ($)	Total (5) ($)

Remo Mancini (1)	184,000	1,090,000	-	1,274,000
Jason Les (2)	84,667	489,600	-	574,267
Benjamin Yi (3)	84,667	367,200	-	451,867

———————

(1)	Stock awards include 819,548 restricted stock units (“RSUs”) convertible into shares of our Common Stock on a 1-for-1 basis upon vesting and settlement by the Company, awarded at a value of $1.33 each, on December 16, 2019, 100% of which vested as of March 31, 2020. The Company will settle vested RSUs in accordance with the Plan.
(2)	Stock awards include 368,120 RSUs convertible into shares of our Common Stock on a 1-for-1 basis upon vesting and settlement by the Company, awarded at a value of $1.33 each, on December 16, 2019, 100% of which vested as of March 31, 2020. The Company will settle vested RSUs in accordance with the Plan.

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(3)	Stock awards include 276,090 RSUs convertible into shares of our Common Stock on a 1-for-1 basis upon vesting and settlement by the Company, awarded at a value of $1.33 each, on December 16, 2019, 100% of which vested as of March 31, 2020. The Company will settle vested RSUs in accordance with the Plan.
(4)	The “Stock Awards” columns reflect the aggregate grant date fair value for RSU awards granted during the fiscal year ended December 31, 2019, computed in accordance with FASB ASC Topic 718. See Note 12 to our consolidated financial statements reported in our Annual Report for details as to the assumptions used to determine the grant date fair value of the RSU awards.
(5)	The amounts reflected on this table are computed in accordance with FASB ASC Topic 718 and therefore reflect the fair value of any stock awards as of the date of grant. According to ASC 718, fair value for these stock awards is recorded as the last reported trading price of our securities on the Nasdaq Capital Market on the date of grant, without accounting for the effect of possible forfeitures. Stock Awards are subject to fluctuations in the trading price of our securities while they remain unsettled; accordingly, the reported value of these Stock Awards may not reflect the actual value received by award recipients upon vesting and settlement.

Equity Compensation Plan Information

The Company currently has one current equity compensation plan, the Riot Blockchain, Inc. 2019 Equity Incentive Plan (the “Equity Plan”), as approved by the Company’s shareholders on October 23, 2019. Under the Plan, the Company may provide stock-based compensation to employees, directors and consultants. The Company’s previous 2017 Stock Incentive Plan, as amended, was replaced by the Equity Plan, with the 2017 Stock Incentive Plan (the “2017 Plan”) continuing to govern the then outstanding grants and awards for 12,000 options and 288,603 shares of restricted common stock made under the 2017 Plan. As of the date of adoption of the Equity Plan, no additional grants may be made under the 2017 Plan. As approved by the Company’s shareholders during the 2019 Annual Meeting, the Company reserved 3,600,000 shares of its Common Stock for issuance under the Equity Plan. The Company has granted convertible rights to receive 1,493,832 of these reserved shares of its Common Stock upon vesting and settlement under the Equity Plan; 2,106,168 of the reserved shares of its Common Stock therefore remain issuable under the Equity Plan as of December 31, 2019.

The following table provides information as of December 31, 2019, about the shares of the Company’s Common Stock that may be issued upon the exercise of options or the vesting of restricted common stock (including restricted stock units and other convertible equity rights) under the Equity Plan:

Stock-Based Compensation Table

Plan Category	Number of securities to be issued upon exercise of outstanding options and restricted common stock	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance

Equity compensation plans approved by security holders	1,493,832(1)	$—	2,106,168(2)

Equity compensation plans not approved by security holders (none)	—	—	—

Total	1,493,832	$—	2,106,168

_______________________________

(1)	Consists of 1,493,832 RSUs awarded under the Equity Plan, which are convertible, after vesting, into shares of our common stock, no par value, on a one-for-one basis upon settlement by the Company according to its customary procedures.
(2)	Subsequent to December 31, 2019, the Company awarded grants of 1,544,359 RSUs under the Equity Plan to its employees, non-employee independent directors, officers, and other personnel, including the award of 209,760 RSUs granted in February 2020 to our Chief Executive Officer, Mr. McGonegal, pursuant to his employment agreement. Accordingly, as of the date of this Proxy Statement, 561,809 shares remain available for issuance under the Equity Plan.
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PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT PUBLIC ACCOUNTANT

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

The Audit Committee has appointed Marcum LLP, as the independent registered public accounting firm to audit our financial statements for the fiscal years ended December 31, 2018 and December 31, 2019, and for the fiscal year ending December 31, 2020. A representative of Marcum LLP is expected to be present virtually at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The Audit Committee has retained Marcum LLP as the Company’s independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2020, to be included on the Company’s annual report on Form 10-K for the same period. Marcum LLP also performed the audit of the Company’s financial statements included in the Company’s Annual Report on Form 10-K, as amended, for the fiscal years ended December 31, 2018 and December 31, 2019. The Audit Committee is seeking shareholder ratification of the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

On January 30, 2018, the Audit Committee, on behalf of the Company, engaged Marcum LLP, an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ended December 31, 2018, included in the annual report on form 10-K for that period as well as for the reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during such period and for the first three fiscal quarters of the fiscal year ended December 31, 2019. On October 11, 2019, the Audit Committee, on behalf of the Company, engaged Marcum LLP, as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ended December 31, 2019, included in the Annual Report, as well as for the reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during such period and for the first three fiscal quarters of the fiscal year ending December 31, 2020. The Audit Committee, on behalf of the Company, has engaged Marcum LLP, as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2020, included in the Annual Report, as well as for the reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during such period and for the first three fiscal quarters of the fiscal year ending December 31, 2021. During our two most recent fiscal years through December 31, 2019, and the subsequent interim period through June 30, 2020, neither us nor anyone on our behalf consulted Marcum LLP regarding either (1) the application of accounting principles to a specified transaction regarding us, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding us that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Fees

Fees for professional services rendered by Marcum LLP for the audit of the Company’s financial statements as of and for the fiscal year ended December 31, 2018, as well as for the reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during such period and for the first three quarters of 2019, were billed in 2019. Fees billed for professional services rendered by Marcum LLP for the audit of the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2019, as well as for the reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during such period and for the first three quarters of 2020, were billed in 2020. Audit fees for professional services rendered by Marcum LLP in connection with the Company’s 2018 and 2019 financial reports totaled $491,000 and $431,000, respectively.

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The following table sets forth the aggregate fees billed to the Company for the last two fiscal years by the Company’s independent registered public accounting firms. Aggregate fees were billed or expected to be billed for services rendered by the Company’s current auditor, Marcum LLP, as well as those billed for services rendered by the Company’s prior auditors for the years 2019 and 2018 in the following categories and amounts:

	2019	2018

Audit Fees (1)	$429,000	$638,000
Audit Related Fees (2)	—	—
Tax Fees (3)	2,000	—
All Other Fees	—	—
Total Fees	$431,000	$638,000

———————

(1)	Audit fees relate to the financial statement audits, the quarterly reviews and related matters. Audit fees include services rendered by Marcum LLP for the 2019 and 2018 audits totaling $296,000 and $491,000, respectively. Fees also include services rendered by Marcum LLP for their reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during the first three quarters of 2019, totaling $72,000, and services by MNP LLP (the Company’s prior auditor) for their reviews of the interim condensed consolidated financial statements included in the Company’s Form 10-Qs during the first three quarters of 2018, totaling $73,000. Audit fees include services reasonably related to the performance of audit and review of the consolidated financial services, including services related to the review of our registration statements. Audit services rendered by Marcum LLP, MNP LLP and EisnerAmper, LLP (the Company’s prior auditors) for 2019 totaled $42,000, $7,000 and $12,000, respectively. Audit services rendered by MNP LLP, EisnerAmper, LLP and Crowe LLP (the Company’s prior auditors) for 2018 totaled $4,000, $67,000 and $3,000, respectively.
(2)	Tax Fees include fees for services rendered for tax compliance and related matters. There were no tax fees incurred with Marcum LLP or MNP LLP in 2019 or 2018.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

No Appraisal Rights

Under the Nevada Revised Statutes, our shareholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of Marcum LLP as our independent registered public accounting firm, and we will not independently provide our shareholders with any such rights.

Vote Required

The Company’s shareholders are being asked to ratify the Company’s appointment of Marcum LLP, as the Company’s independent registered public accounting firm to perform the audit of the Company’s financial statements for the year ending December 31, 2020. The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will be counted towards the tabulation of votes cast on this proposal but will have no effect on the outcome of the vote on this proposal. Brokerage firms have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. The Company will take the shareholders’ ratification into consideration regarding its appointment of Marcum LLP as its independent registered public accounting firm to perform the audit of the Company’s financial statements for the year ending December 31, 2020; however, Nevada law, SEC rules, and our Bylaws do not require us to obtain our shareholders’ approval to appoint our independent registered public accounting firm.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 2

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF Marcum LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE PERIOD ENDING DECEMBER 31, 2020, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s shareholders have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders. This advisory shareholders vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity, on a purely advisory basis, to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting “FOR” or “AGAINST” the following resolution (or by choosing to “ABSTAIN” with respect to the resolution):

RESOLVED, that the shareholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s 2020 Proxy Statement, as such compensation is disclosed in the Company’s 2020 Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation and Human Resources Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. Your non-binding advisory votes described in this Proposal No. 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board Committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board Committee or the Company.

Vote Required

The advisory vote to approve the compensation of our executive officers will be approved if the majority of the votes cast on this proposal are cast “FOR” the proposal. Abstentions and broker non-votes will be counted as votes present for quorum purposes but will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation and Human Resources Committee of the Board and the Board values the opinions of our shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 3

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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PROPOSAL NO. 4

APPROVAL OF THE FIRST AMENDMENT

TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN

Introduction

At the Annual Meeting, our shareholders will be asked to approve the First Amendment (the “First Amendment to the Equity Plan”) to the Riot Blockchain, Inc. 2019 Equity Incentive Plan (the “Equity Plan”). The Equity Plan, as approved by our shareholders at the 2019 Annual Meeting, and the shares of our common stock, no par value (the “Shares”) available for issuance under the Equity Plan, have been registered by our Registration Statement on Form S-8, filed with the SEC (SEC File Number 333-235355). The Equity Plan is our only presently effective plan pursuant to which Shares may be issued in respect of equity compensation.

On the recommendation of our Compensation and Human Resources Committee, our Board unanimously approved the First Amendment to the Equity Plan on September 9, 2020, subject to its approval by our shareholders at the Annual Meeting. The First Amendment to the Equity Plan is intended to supplement the Equity Plan by increasing the number of Shares available for issuance under the Equity Plan to our non-employee independent directors, officers, employees, personnel, and other eligible plan participants. A summary of the First Amendment to the Equity Plan appears below under the heading “Summary Description of the First Amendment to the Equity Plan” and a copy of the First Amendment to the Equity Plan is attached as Appendix A to this Proxy Statement.

Our Board believes it is in the Company’s best interest to have an equity incentive program to promote our long-term growth and performance and to assist in successfully attracting, retaining, and motivating award recipients. We believe that the First Amendment to the Equity Plan provides us with a sufficient number of Shares available for issuance under the Equity Plan to continue to provide a range of equity incentive tools and sufficient flexibility to permit us to make effective use of the share-based awards our shareholders authorize for incentive purposes for the next three years.

If our shareholders approve the First Amendment to the Equity Plan, it will become effective on the date of such shareholder approval (the “Effective Date”). If our shareholders do not approve the First Amendment to the Equity Plan, we will only grant awards under the Equity Plan until the Shares available for issuance thereunder are exhausted.

We are requesting shareholders approve the First Amendment to the Equity Plan pursuant to which an additional 3,500,000 Shares will be reserved for issuance as equity compensation, for an aggregate of 4,061,809 Shares reserved for the Equity Plan. Following shareholder approval of the First Amendment to the Equity Plan, we will file an additional Registration Statement on Form S-8 covering the Shares reserved for issuance pursuant to the Equity Plan, to register the 3,500,000 additional Shares. Pursuant to SEC rules, this subsequent Form S-8 will be effective immediately upon filing, and these 3,500,000 Shares will then be available for issuance under the Equity Plan.

Rationale for Amending the Equity Plan as Proposed

We are asking shareholders to approve the First Amendment to the Equity Plan because we will be unable to make equity grants to our key employees and non-employee directors once the Share reserve is exhausted under the Equity Plan for the reasons stated below.

We believe that a comprehensive equity incentive compensation program serves as a necessary and significant tool to attract and retain executive officers, employees and non-employee directors, encourage Equity Plan participants to contribute materially to the growth of the Company and align the interests of our Equity Plan participants with those of our shareholders.

Based on Shares currently available for issuance under the Equity Plan and our current rate of issuing Shares under the Equity Plan, we believe the Shares reserved for issuance under the Equity Plan will be exhausted in 2021. Without increasing the number of Shares available for issuance under the Equity Plan, once the current reserve of Shares is exhausted, we will not be able to continue to offer competitive levels of equity compensation to attract and retain qualified personnel. As a result, the Company might need to make significant changes to its compensation practices that would limit its flexibility to provide competitive compensation and thus its ability to attract, motivate and retain highly qualified personnel for positions of substantial responsibility with the Company.

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Our Equity Plan was approved by our shareholders on October 23, 2019, with a Share reserve of 3,600,000 Shares. Following shareholder approval of the Equity Plan, the Company issued a majority of the Share reserve under the Equity Plan during 2019 and 2020, as follows:

•	In late 2019, we made significant one-time grants of restricted stock units (“RSUs”) to non-employee directors, officers, and other personnel to compensate them for services performed for the Company during 2018 and 2019. During that time, the Company was not able to grant to eligible individuals registered equity rights under its former equity incentive plan, the Bioptix, Inc. 2017 Equity Incentive Plan.
•	In 2020, the Company made equity grants to its non-employee directors, officers, and other personnel consistent with its historical rates of equity incentive compensation and market practice.

The Compensation and Human Resources Committee, in consultation with the Company’s third party compensation advisors, and based on an analysis of the Company’s historic equity compensation Share usage, its anticipated future equity compensation needs, and its assumptions regarding market conditions and compensation, recommended an additional 3,500,000 Shares be made available for issuance under the Equity Plan.

We are therefore requesting shareholder approval of the First Amendment to the Equity Plan to increase the number of Shares available for issuance under the Equity Plan by 3,500,000 additional Shares.

We believe, based on our current rate of Share issuance pursuant to the Equity Plan and our expectations regarding our future equity compensation needs, and barring any significant changes to our projects, that our current request to increase the Share Reserve under the Equity Plan by 3,500,000 Shares should enable us to continue to make competitive grants of equity compensation for the next three years. These projections are subject to change and the discretion of the Compensation and Human Resources Committee, as administrator of the Equity Plan, who may determine, based on future events and market conditions, to alter the Company’s equity compensation strategy or projections.

Summary Description of the First Amendment to the Equity Plan

The sole aspect of the Equity Plan to be amended by the proposed First Amendment to the Equity Plan is to increase the number of Shares available for issuance thereunder by 3,500,000 Shares. Accordingly, assuming our shareholders approve the First Amendment to the Equity Plan, the number of Shares available for issuance under the Equity Plan will be 4,061,809.

No other provisions of the Equity Plan are modified, amended, revised, or otherwise changed by this proposed First Amendment to the Equity Plan. The specific terms of the Equity Plan, such as who is eligible to receive awards under the Equity Plan, the terms of awards, such as vesting periods, the exercise price of any options, and any expiration of these awards, as well as the tax consequences of the awards which may be made under the Equity Plan, are set forth in the Equity Plan, as approved by the Company’s shareholders on October 23, 2019 and filed with the SEC on December 5, 2019 as Exhibit 4.5 to our Registration Statement on Form S-8 (SEC File Number 333-235355).

This summary does not purport to be a complete description of all the terms of the First Amendment to the Equity Plan, and is qualified in its entirety by reference to the complete text of the First Amendment to the Equity Plan, which is attached to this Proxy Statement as Appendix A. Further, this summary does not purport to be a complete description of the Equity Plan, and is qualified entirely by reference to the full text of the Equity Plan, as filed with the SEC on December 5, 2019 as Exhibit 4.5 to our Registration Statement on Form S-8 (SEC File Number 333-235355). To the extent there is a conflict between this summary and the actual terms of the Equity Plan, as amended by the First Amendment to the Equity Plan, the actual terms of the Equity Plan, and the First Amendment to the Equity Plan, will govern.

The number of Shares issued under the Equity Plan, as amended by the proposed First Amendment to the Equity Plan, is subject to the discretion of the Compensation and Human Resources Committee and, therefore, cannot be determined with certainty at this time. However, the Company anticipates that the Compensation and Human Resources Committee will continue in future years to make annual cash and equity awards as described above. With respect to fiscal year 2019, a total of 1,493,832 restricted stock units were awarded under the Equity Plan.

On October 13, 2020, the closing price of our common stock on the Nasdaq Capital Market was $3.37 per share.

31

Vote Required

The affirmative vote of a majority of the votes cast on this Proposal No. 4 will be required to approve the First Amendment to the Equity Plan. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for the adoption of equity incentive plans. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Broker non-votes and abstentions will not be counted as votes cast “FOR” or “AGAINST” the approval of the Frist Amendment to the Equity Plan and will have no effect on the outcome of the vote.

BOARD VOTING RECOMMENDATION REGARDING PROPOSAL NO. 4

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE FIRST AMENDMENT TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE BY SELECTING “AGAINST” OR “ABSTAIN” ON THE PROXY.

32

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. Pursuant to Exchange Act Rule 14a-8 and as stated in our 2019 proxy materials, shareholder proposals intended for consideration for inclusion in this Proxy Statement were due on or before May 23, 2020. No shareholder proposals were received by this May 23, 2020 deadline and, therefore, no shareholder proposals have been included in this Proxy Statement.

Additionally, as disclosed in our 2019 proxy materials and as specified in our Bylaws, notice of shareholder proposals to be considered for presentation at this year’s Annual Meeting, but not to be include in this Proxy Statement, was required to have been received by the Company’s Corporate Secretary no later than Tuesday, September 8, 2020. No notices of shareholder proposals were received by the Company by this September 8, 2020 deadline and, therefore, no shareholder proposals are eligible to be presented at this year’s Annual Meeting.

Please see the section of this Proxy Statement entitled, “When are shareholder proposals due for next year’s annual meeting?” on page 6 above for instructions on how to provide notice of shareholder proposals to be considered for inclusion in our 2021 proxy statement or to be presented at our 2021 annual shareholders’ meeting, as required by our Bylaws and pursuant to Exchange Act Rule 14a-8.

33

APPENDIX A

FIRST AMENDMENT TO THE RIOT BLOCKCHAIN, INC. 2019 EQUITY INCENTIVE PLAN

This First Amendment (this “First Amendment”) to the Riot Blockchain, Inc. (the “Company”) 2019 Equity Incentive Plan (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors of Riot Blockchain, Inc. (the “Board”) upon the recommendation of the Compensation and Human Resources Committee (the “Committee”) of the Board, and as ratified and approved by the shareholders of the Company (the “Effective Date”), amends the Plan as set forth herein as of the Effective Date. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Plan, as adopted by the Committee and the Board, and as ratified and approved by the Shareholders effective October 23, 2019, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase shareholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons; and

WHEREAS, the Plan had, as of the date of its adoption, a Share Limit of 3,600,000 shares of the Company’s Common Stock, as well as 330,603 shares of the Company’s Common Stock, which had carried over from the Company’s former 2017 Equity Incentive Plan, for a total 3,930,603 shares of Common Stock available for Awards to Eligible Persons (the “Share Reserve”); and

WHEREAS, the Committee, both in its capacity as Plan Administrator and in furtherance of its responsibility to oversee the compensation and equity incentive practices, plans, and procedures of the Company, has been tasked with the oversight and administration of the Plan; and

WHEREAS, the Committee, having considered the Company’s issuance of Awards since the shareholders adopted the Plan, the Company’s expected needs for equity compensation through December 31, 2023, and the shares of Common Stock available for issuance in the Share Reserve, has determined to adopt this First Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan by 3,500,000 additional shares of Common Stock, for a total of 4,061,809 Shares.

NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of September 9, 2020 and as approved by the shareholders of the Company as of the date listed below, this First Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this First Amendment, the Plan is hereby amended as follows:

1.       As of the Effective Date, Section 4.2 of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:

“4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan may not exceed 4,061,809 (the “Share Limit”). Such shares of Common Stock may be authorized and unissued shares or, to the extent permitted by applicable law, issued shares of Common Stock that have been reacquired by the Company. Such shares of Common Stock may be used for any type of Award under the Plan, and any or all of the shares of Common Stock up to the Share Limit may be allocated to Incentive Stock Options. Solely for the purpose of determining the number of shares of Common Stock available for Awards under this Section 4.2, the number of shares of Common Stock available for issuance under the Plan shall be reduced by one (1.00) share of Common Stock for every one (1.00) share of Common Stock granted in respect of an Award; provided, however, that in the case of an Award that provides for a range of potential payouts of shares of Common Stock, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the maximum number of shares of Common Stock that may be paid under such an Award.

The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.”

A-1

2.       Except as specifically set forth in this First Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.

As adopted by the Board of Directors of Riot Blockchain, Inc. on September 9, 2020.

As approved by the Shareholders of Riot Blockchain, Inc. on ____________, 2020.

A-2

PROXY	PROXY

RIOT BLOCKCHAIN, INC.

202 6th Street, Suite 401

Castle Rock, CO 80104

(303) 794-2000

ANNUAL MEETING OF SHAREHOLDERS NOVEMBER 12, 2020

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By completing, executing, and submitting the attached Proxy Card, the shareholder of Riot Blockchain, Inc. (the “Company”) constitutes and appoints the Chief Executive Officer of the Company, Mr. Jeffrey G. McGonegal, as the shareholder’s Attorney and Proxy to appear, attend and vote all of the Shares of common stock the shareholder is entitled to vote at the 2020 Annual Meeting of the Shareholders of the Company, to be held in a virtual-only format at www.virtualshareholdermeeting.com/RIOT2020 on Thursday, November 12, 2020, beginning at 12:00 PM Eastern Standard Time, and at any adjournment or adjournments thereof (the “Annual Meeting”). Such shares shall be voted as indicated with respect to the proposals listed on the Proxy Card and in the discretion of the Proxy on such other matters as may properly come before the Annual Meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement, which are available online at www.proxyvote.com and on our website at www.RiotBlockchain.com. Please either submit your Proxy Card online at www.proxyvote.com using the 16-digit control number assigned to you on your Proxy Card; otherwise, if you wish to submit your Proxy Card by mail, please mark, date and sign exactly as your name appears on your Proxy Card, including any designation as executor, Trustee, etc., if applicable, and return this Proxy in the enclosed pre-addressed, postage-paid envelope as promptly as possible. It is important to return this Proxy properly executed in order to exercise your right to vote if you do not attend the Annual Meeting and vote live and online during the virtual webcast. This Proxy must be signed by a corporation or other entity’s authorized officer to be effective. All co-owners and each joint owner must sign and date this Proxy.

[2020 Proxy Card is attached on following page]

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O RIOT BLOCKCHAIN, INC.
202 6TH STREET, SUITE 401
CASTLE ROCK, CO 80104

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1 X#####

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Riot Blockchain, Inc.

The Board of Directors recommends you vote FOR the following Directors:

	For	Withhold	For All Except
1. Election of Directors	☐	☐	☐

Nominees:
01) Remo Mancini, Chairman
02) Jason Les, Director
03) Benjamin Yi, Director

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of the appointment of Marcum, LLP as the independent registered public accounting firm.	☐	☐	☐
3. To approve, by non-binding advisory vote, the Company's executive compensation.	☐	☐	☐
4. Ratification of the First Amendment to the Riot Blockchain, Inc. 2019 Equity Plan.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date